                                                                  EXHIBIT 10.2



                                   AGREEMENT
                             OF LIMITED PARTNERSHIP




                                       OF





                     HCFP REIT OPERATING PARTNERSHIP, L.P.

                               TABLE OF CONTENTS

ARTICLE I
         DEFINED TERMS...........................................................................................1

ARTICLE II
         PARTNERSHIP CONTINUATION AND IDENTIFICATION.............................................................9

         2.01     Organization...................................................................................9
         2.02     Name, Office and Registered Agent..............................................................9
         2.03     Partners.......................................................................................9
         2.04     Term and Dissolution..........................................................................10
         2.05     Filing of Certificate and Perfection of Limited Partnership...................................10
         2.06     Certificates Describing Partnership Units.....................................................10

ARTICLE III
         BUSINESS OF THE PARTNERSHIP............................................................................11

         3.01     Purpose and Business..........................................................................11
         3.02     Powers........................................................................................12

ARTICLE IV
         CAPITAL CONTRIBUTIONS AND ACCOUNTS.....................................................................12

         4.01     Capital Contributions.........................................................................12
         4.02     Additional Capital Contributions and Issuances of Additional
                      Partnership Interests.....................................................................12
         4.03     Additional Funding............................................................................15
         4.04     Capital Accounts..............................................................................15
         4.05     Percentage Interests..........................................................................15
         4.06     No Interest on Contributions..................................................................16
         4.07     Return of Capital Contributions...............................................................16
         4.08     No Third Party Beneficiary....................................................................16
         4.09     No Preemptive Rights..........................................................................16

ARTICLE V
         PROFITS AND LOSSES; DISTRIBUTIONS......................................................................17

         5.01     Allocation of Profit and Loss.................................................................17
         5.02     Distribution of Cash..........................................................................19
         5.03     REIT Distribution Requirements................................................................21
         5.04     Distributions in Kind.........................................................................21
         5.05     Limitations on Return of Capital Contributions................................................21
         5.06     Distributions upon Liquidation................................................................21
         5.07     Substantial Economic Effect...................................................................22
         5.08     Allocations to Reflect Issuance of Additional Partnership Interests...........................22

ARTICLE VI
         RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER..................................................22

         6.01     Management of the Partnership.................................................................22
         6.02     Delegation of Authority.......................................................................25
         6.03     Indemnification and Exculpation of Indemnitees................................................25
         6.04     Liability of the General Partner..............................................................27
         6.05     Reimbursement of General Partner..............................................................28
         6.06     Outside Activities............................................................................28
         6.07     Employment or Retention of Affiliates.........................................................28
         6.08     General Partner Participation.................................................................29
         6.09     Title to Partnership Assets...................................................................29
         6.10     Miscellaneous.................................................................................29

ARTICLE VII
         CHANGES IN GENERAL PARTNER.............................................................................30

         7.01     Transfer of the General Partner's Partnership Interest........................................30
         7.02     Admission of a Substitute or Additional General Partner.......................................31
         7.03     Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner...................32
         7.04     Removal of General Partner....................................................................33

ARTICLE VIII
         RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS.........................................................34

         8.01     Management of the Partnership.................................................................34
         8.02     Power of Attorney.............................................................................34
         8.03     Limitation on Liability of Limited Partners...................................................35
         8.04     Redemption Right..............................................................................35

ARTICLE IX
         TRANSFERS OF LIMITED PARTNERSHIP INTERESTS ............................................................37

         9.01     Purchase of Investment........................................................................37
         9.02     Restrictions on Transfer of Limited Partnership Interests.....................................38
         9.03     Admission of Substitute Limited Partner.......................................................40
         9.04     Rights of Assignees of Partnership Interests..................................................41
         9.05     Effect of Bankruptcy, Death, Incompetence of
                      Termination of a Limited Partner..........................................................41
         9.06     Joint Ownership of Interests..................................................................42

ARTICLE X
         BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS.............................................................42

         10.01    Books and Records.............................................................................42
         10.02    Custody of Partnership Funds; Bank Accounts...................................................43
         10.03    Fiscal and Taxable Year.......................................................................43
         10.04    Annual Tax Information and Report.............................................................43

         10.05    Tax Matters Partner; Tax Elections; Special Basis Adjustments.................................43
         10.06    Reports to Limited Partners...................................................................44

ARTICLE XI
         AMENDMENT OF AGREEMENT.................................................................................45

ARTICLE XII
         GENERAL PROVISIONS.....................................................................................46

         12.01    Notices.......................................................................................46
         12.02    Survival of Rights............................................................................46
         12.03    Additional Documents..........................................................................46
         12.04    Severability..................................................................................46
         12.05    Entire Agreement..............................................................................46
         12.06    Pronouns and Plurals..........................................................................46
         12.07    Headings......................................................................................46
         12.08    Counterparts..................................................................................46
         12.09    Governing Law.................................................................................46
         12.10    Partner Representations and Warranties........................................................47
         12.11    Waiver........................................................................................47
         12.12    Partition.....................................................................................47


                                    EXHIBITS

EXHIBIT A    -      Partners, Capital Contributions and Percentage Interests

EXHIBIT B    -      Notice of Exercise of Redemption Right

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                     HCFP REIT OPERATING PARTNERSHIP, L.P.

                                    RECITALS

         HCFP REIT Operating Partnership, L.P. (the "Partnership") is being formed as a limited partnership under the laws of the State of Delaware pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware effective as of April 9, 1998. This Agreement of Limited Partnership (the "Agreement") is entered into this 6th day of May 1998 among HealthCare Financial Partners REIT, Inc., a Maryland corporation (the "General Partner") and HCFP Limited Inc., a Maryland corporation (the "Initial Limited Partner").


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                 DEFINED TERMS

         The following defined terms used in this Agreement shall have the meanings specified below:

         "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

         "Additional Funds" has the meaning set forth in Section 4.03 hereof.

         "Additional Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 4.02 hereof.

         "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in
Section 4.02(a)(ii).

         "Adjusted Capital Account Deficit" means, with respect to any partner, the deficit balance, if any, in such Partner's Capital account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

         (i) Credit to such Capital Account any amounts which such Partner is obligated to restore pursuant to any provisions of this Agreement or is otherwise treated as being obligated to restore under Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to the penultimate sentence of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (ii)  Debit to such Capital Account the items described in Regulations
Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, trustees, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners agree, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; PROVIDED, HOWEVER, that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary Partnership that are owned by the General Partner directly.

         "Affiliate" means with respect to any Person, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, trustee, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership or limited liability company interests or otherwise.

         "Agreed Value" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner. The names and addresses of the Partners, number of Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on EXHIBIT A.

         "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

         "Capital Account" has the meaning provided in Section 4.04 hereof.

         "Capital Contribution" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

          "Cash Amount" means an amount of cash equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption. Notwithstanding the foregoing, if the General Partner raises the Cash Amount through an offering of securities, borrowings or otherwise, the cash Amount shall be reduced by an amount equal to the expenses incurred by the General Partner in connection with raising such funds (to the extent that such expenses are allocable to funds used to pay the Cash Amount); provided, however, that the total reduction of the Cash Amount for such expenses shall not exceed five percent (5%) of the total Cash Amount as determined prior to reduction for such expenses.

         "Certificate" means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed or sworn to by one or more Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices in the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

         "Charter" means the Articles of Incorporation of the General Partner, as amended, filed with the Maryland State Department of Assessments and Taxation, as amended, supplemented or restated from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

         "Commission" means the U.S. Securities and Exchange Commission.

         "Common Stock" means the common stock of the General Partner, $0.0001 par value per share.

         "Conversion Factor" means 1.0, PROVIDED THAT, (a) in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date; and (b) in the event that the General Partner declares or pays a dividend or other distribution on its outstanding REIT Shares (other than (A) cash dividends payable in the ordinary course of the General Partner's business or
(B) dividends payable in REIT Shares that give rise to an adjustment in the Conversion Factor under subsection (a) hereof) and the Value of the REIT Shares on the 20th trading day following the record date ("Record Date") for such dividend or distribution (the "Post-Distribution Value") is less than the Value of the REIT Shares on the business day immediately preceding such Record Date (the "Pre-Distribution Value"), then the Conversion Factor in effect after the Record Date shall be adjusted by multiplying the Conversion Factor in effect prior to the Record Date by a fraction, the numerator of which is the Pre-Distribution Value and the denominator of which is the Post-Distribution Value, PROVIDED, HOWEVER, that no adjustment shall be made if (x) with respect to any cash dividend or distribution with respect to REIT Shares, the Partnership distributes with respect to each Partnership Unit an amount equal to the amount of such dividend or distribution multiplied by the Conversion Factor or (y) with respect to any dividend or distribution of securities or property other than cash, the Partnership distributes with respect to each Partnership Unit an amount of securities or other property equal to the amount distributed with respect to each REIT Share multiplied by the Conversion Factor or a partnership interest or other security readily convertible into such securities or other property. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; PROVIDED, HOWEVER, that if the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination.

         "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978, as amended, or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, PROVIDED, HOWEVER, that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

         "General Partner" means HealthCare Financial Partners REIT, Inc., a Maryland corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

         "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest.

         "HCFP" means HealthCare Financial Partners, Inc., a Delaware corporation.

         "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as the General Partner or a director, trustee, officer or employee of the Partnership or the General Partner, and (ii) such other Persons (including the Manager and Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

         "Independent Director" means a person who is (i) independent of management of the General Partner, HCFP and the Manager, (ii) not employed by or an officer of the Company, HCFP or the Manager, (iii) not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company, HCFP, the Manager, or of any subsidiary of the Company, HCFP or the Manager, and (iv) not a person who acts on a regular basis as an individual or representative of an organization serving as a professional advisor, legal counsel or consultant to the management of the Company, HCFP or the Manager.

         "Initial Limited Partner" means HCFP Limited, Inc., a Maryland corporation.

         "Limited Partner" means any Person named as a Limited Partner on EXHIBIT A attached hereto, and any Person who becomes a Substitute or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "Limited Partnership Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act. A Limited Partnership Interest may be expressed as a number of Partnership Units.

         "Loss" has the meaning provided in Section 5.01(f) hereof.

         "Manager" means HCFP REIT Management, Inc., a Maryland corporation.

         "Notice Of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as EXHIBIT B hereto.

         "NYSE" means the New York Stock Exchange.

         "Offer" has the meaning set forth in Section 7.01(c) hereof.

         "Offering" means the initial offer and sale by the General Partner and the purchase by the Underwriters (as defined in the Prospectus) of REIT Shares for sale to the public.

         "Partner" means any General Partner or Limited Partner.

         "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

         "Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

         "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

         "Partnership Record Date" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

         "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on EXHIBIT A, as may be amended from time to time.

         "Percentage Interest" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner shall be as set forth on EXHIBIT A, as may be amended from time to time.

         "Person" means any individual, partnership, limited liability company, corporation, joint venture, trust or other entity.

         "Profit" has the meaning provided in Section 5.01(f) hereof.

         "Property" means any loan, real property or other investment in which the Partnership holds an ownership interest.

         "Prospectus" means the final prospectus delivered to purchasers of REIT Shares in the Offering.

         "Redeeming Partner" has the meaning provided in Section 8.05(a) hereof.

         "Redemption Amount" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole and absolute discretion pursuant to Section 8.05(b) hereof.

         "Redemption Right" has the meaning provided in Section 8.05(a) hereof.

         "Regulations" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

         "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

         "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any trustee, officer, or employee of the General Partner, (ii) costs and expenses relating to any public offering and registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuing or redemption of Partnership Interests,
(viii) costs and expenses associated with the management of the General Partner by the Manager, and (ix) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

         "REIT Share" means a share of Common Stock of the General Partner (or successor entity, as the case may be).

         "REIT Shares Amount" means a whole number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Redemption Date (rounded down to the nearest whole number in the event such product is not a whole number); PROVIDED THAT in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

         "Service" means the Internal Revenue Service.

         "Share Incentive Plans" means the HealthCare Financial Partners REIT, Inc. 1998 Stock Incentive Plan, as amended from time to time, or any stock incentive plan adopted in the future by the General Partner.

         "Specified Redemption Date" means (i) with respect any Notice of Redemption received by the General Partner after one year following the closing of the Offering and before one year and one month following the closing of Offering, the first business day that is at least 30 calendar days after the receipt by the General Partner of the Notice of Redemption and (ii) with respect any Notice of Redemption received by the General Partner after one year and one month following the closing of Offering, the first business day that is at least 15 calendar days after the receipt by the General Partner of the Notice of Redemption.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

         "Subsidiary Partnership" means any partnership (or limited liability company) of which the partnership interests therein are owned by the General Partner or a wholly-owned subsidiary of the General Partner.

         "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.

         "Surviving General Partner" has the meaning set forth in Section 7.01(d) hereof.

         "Transaction" has the meaning set forth in Section 7.01(c) hereof.

         "Transfer" has the meaning set forth in Section 9.02(a) hereof.

         "Value" means, with respect to any security, the average of the "closing price" of such security for the ten consecutive trading days immediately preceding the date of such valuation.

The "closing price" for each such trading day means the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices on that day, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the securities are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the securities are listed or admitted to trading or, if the securities are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use or, if the securities are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the General Partner making a market in the securities, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the securities as of such day, as determined by the General partner in its sole discretion.


                                   ARTICLE II

                  PARTNERSHIP CONTINUATION AND IDENTIFICATION

         2.01 ORGANIZATION. The Partners hereby agree to organize the Partnership pursuant to the Act and upon the terms and conditions set forth in this Agreement.

         2.02 NAME, OFFICE AND REGISTERED AGENT. The name of the Partnership is HCFP REIT Operating Partnership, L.P. The specified office and place of business of the Partnership shall be 2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815. The General Partner may at any time change the name of the Partnership or the location of its specified office and place of business, PROVIDED the General Partner gives notice to the Partners of any such change. The Partnership may maintain offices at such other place or places as the General Partner deems advisable. The initial registered agent is [THE CORPORATION TRUST COMPANY, CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, NEW CASTLE COUNTY, DELAWARE 19801]. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.

         2.03  PARTNERS.

               (a) The General Partner of the Partnership is HealthCare Financial Partners REIT, Inc., a Maryland corporation. Its principal place of business is the same as that of the Partnership.

               (b) The Initial Limited Partner is HCFP Limited Inc., a Maryland corporation, and the Limited Partners are those Persons identified as Limited Partners on EXHIBIT A hereto, as amended from time to time.

         2.04  TERM AND DISSOLUTION.

               (a) The term of the Partnership shall continue in full force and effect until December 31, 2098, except that the Partnership shall be dissolved upon the first to occur of any of the following events:

                    (i) The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal, or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof; PROVIDED THAT if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                    (ii) The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (PROVIDED THAT if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full); or

                    (iii) At any time after 13 months following the closing of the Offering, the election by the General Partner that the Partnership should be dissolved.

               (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

         2.05 FILING OF CERTIFICATE AND PERFECTION OF LIMITED PARTNERSHIP. The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

         2.06 CERTIFICATES DESCRIBING PARTNERSHIP UNITS. The General Partner, at its option, may issue a certificate summarizing the terms of each Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

               This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of HCFP REIT Operating Partnership, L.P., as amended from time to time. Upon surrender to the General Partner of any such certificate, accompanied by proper evidence of authority to transfer, the General Partner shall cancel the old certificate, issue a new certificate to the Person entitled thereto and record the transaction upon its books. The General Partner may issued a new certificate or certificates in place of any certificate or certificates previously issued, which previously-issued certificate or certificates are alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner claiming the certificate or certificates to be lost, stolen or destroyed. When issuing such new certificate or certificates, the General Partner may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or its legal representative, to give the Partnership a bond in such sum as the General Partner may direct as indemnity against any claim that may be made against the Partnership with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.


                                  ARTICLE III

                          BUSINESS OF THE PARTNERSHIP

         3.01 PURPOSE AND BUSINESS. The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, including, without limitation, to acquire, hold own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds, PROVIDED, HOWEVER, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary, appropriate, proper, advisable, desirable, convenient or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's current status as a REIT and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under its Charter. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.

         3.02 POWERS. Subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to do any and all acts and things necessary, appropriate, proper, advisable, desirable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contract of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire and develop real property, and lease, sell, transfer or otherwise dispose of real property; PROVIDED, HOWEVER, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to achieve or maintain qualifications a REIT, (ii) could subject the General Partner to any additional taxes under
Section 857, Section 860E(e) or Section 4981 of the Code, (iii) could cause the Partnership to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code , or (iv) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.


                                   ARTICLE IV

                       CAPITAL CONTRIBUTIONS AND ACCOUNTS

         4.01 CAPITAL CONTRIBUTIONS. The General Partner and the Limited Partners have made capital contributions to the Partnership in exchange for the Partnership Units and Partnership Interests set forth opposite their names on EXHIBIT A, as amended from time to time. The General Partner shall have the authority to adjust the Percentage Interests of the Partners set forth on EXHIBIT A from time to time, to the extent necessary to reflect accurately Capital Contributions, admissions of Additional Limited Partners, the redemption or transfer of any Partnership Interest or similar events having an effect on a Partner's Percentage Interest.

         4.02 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. Except as provided in this Section 4.02, in Section 4.03, or Section 5.02(a), the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02; provided, however, that the General Partner in making any determination with respect to additional Capital Contributions shall arrange, to the extent possible, so that additional Capital Contributions are made in a manner that avoids classification of the Partnership as a "investment company" within the meaning of Sections 721(b) and 351(e)(1) of the Code.

                  (a)    ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS.

                         (i)   GENERAL. The General Partner is hereby
authorized to cause the Partnership to issue such additional Partnership Units or other Partnership Interests for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; PROVIDED, HOWEVER, that no additional Partnership Interests shall be issued to the General Partner unless

                  (1) (A) the additional Partnership Interests are issued in connection with an issuance of REIT Shares of or other interests in the General Partner, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.02 and (B) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of stock of or other interests in the General Partner;

                  (2) the additional Partnership Interests are issued in exchange for property (including cash) owned by the General Partner with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests; or

                  (3) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                         (ii)  UPON ISSUANCE OF ADDITIONAL SECURITIES. The
General Partner shall not issue any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and
(B) the General Partner contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership; PROVIDED, HOWEVER, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of a property to be held directly by the General Partner, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and (y) the General Partner contributes all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

                  (b) CERTAIN DEEMED CONTRIBUTIONS OF PROCEEDS OF ISSUANCE OF REIT SHARES. Except as provided in Section 4.02(d), in connection with any and all issuances of REIT Shares, the General Partner shall make Capital Contributions to the Partnership of the proceeds therefrom, PROVIDED THAT if the proceeds actually received and contributed by the General Partner, are less than the gross proceeds of such issuance as a result of any underwriter's discount, commission, fee or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with Section 6.05 hereof and in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.02(a) hereof.

                  (c) If the General Partner shall repurchase shares of any class of the General Partner's capital stock, the purchase price thereof and all costs incurred in connection with such repurchase shall be reimbursed to the General Partner by the Partnership pursuant to Section 6.05 hereof and the General Partner shall cause the Partnership to cancel a number of Partnership Units of the appropriate class held by the General Partner equal to the quotient of the number of such shares of the General Partner's capital stock divided by the Conversion Factor.

               (d) Notwithstanding Section 4.02(b) or any other provision of this Section 4.02, the General Partner may decide, whether in connection with the issuance of additional REIT Shares or otherwise, to defer making additional Capital Contributions if the General Partner determines, in its sole discretion, that such deferral is necessary in order to facilitate the acquisition of property by the Partnership in the future by avoiding classification of the Partnership as a "investment company" within the meaning of Sections 721(b) and 351(e)(1) of the Code.

         4.03 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may
(i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

         4.04 CAPITAL ACCOUNTS. A separate capital account (a "Capital Account") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a DE MINIMIS Capital Contribution, (ii) the Partnership distributes to a Partner more than a DE MINIMIS amount of Partnership property as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f); PROVIDED, HOWEVER, that adjustments pursuant to clauses
(i) and (ii) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership. When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and
(g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

         4.05 PERCENTAGE INTERESTS. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The

General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.

         4.06 NO INTEREST ON CONTRIBUTIONS. No Partner shall be entitled to interest on its Capital Contribution.

         4.07 RETURN OF CAPITAL CONTRIBUTIONS. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

         4.08 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

         4.09 NO PREEMPTIVE RIGHTS. No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) issuance or sale of any Partnership Units or other Partnership Interests.

                                   ARTICLE V

                       PROFITS AND LOSSES; DISTRIBUTIONS

         5.01  ALLOCATION OF PROFIT AND LOSS.

               (a) GENERAL. After giving effect to the special allocations set forth in Sections 5.01(b) through (d), Profit and Loss of the Partnership for each fiscal year of the Partnership shall be allocated among the Partners as follows:

                    (i) Profit shall be allocated first to the Partners (pro rata, in proportion to the respective amounts allocable to each partner under this clause (i)), until each Partner has received cumulative allocations of Profit for the current fiscal year and all prior fiscal years under this clause
(i) equal to the cumulative distributions made to such partner under Section
5.02 hereof for the current fiscal year and all prior fiscal years, with any remaining profit allocated among the Partners in proportion to their respective Percentage Interests; and (ii) Loss shall be allocated among the Partners in accordance with their respective Percentage Interests. Notwithstanding the foregoing, any income or gain from the sale or other disposition of all or substantially all of the assets of the Partnership (in one transaction or a series of related transactions) shall be allocated among the Partners in a manner so as to cause the positive Capital Account of each Partner (determined after all other allocations of Profit, Loss and items of income, gain or loss, including loss realized and recognized in connection with such sale or other disposition, and all prior distributions under Section 5.02, but prior to any distribution(s) of proceeds from such sale or other disposition, have been reflected in such Capital Account) to be equal to an amount that would be payable to such Partner if any amounts to be distributed in connection with such sale or other disposition were distributed to the Partners in accordance with Section 5.02 hereof (the "Final Distribution Amounts"); provided further that, in the event the amount of such income or gain exceeds the amount necessary to cause the positive balance of each Partner's Capital Account to equal such Partner's Final Distribution Amount, the excess income or gain shall be allocated among the Partners in accordance with their Percentage Interests, and in the event there is insufficient income or gain to cause the positive balance of each Partner's Capital Account to equal such Partner's Final Distribution Amount, then an amount equal to the total of the shortfalls for all Partners shall be treated as if it were a loss incurred by the Partnership that is allocated to all the Partners in accordance with their Percentage Interests and shall serve to reduce the amount of income or gain otherwise allocable to the Partners as set forth above. In addition, any loss from the sale or other disposition of all or substantially all of the assets of the Partnership (in one transaction or a series of related transactions) shall be allocated among the Partners in a manner so as to cause the positive Capital Account of each Partner (determined after all other allocations of Profit, Loss and items of loss, income or gain, including income or gain realized and recognized in connection with such sale or other disposition, and all distributions under Section 5.02 and Section 5.06, including the Final Distribution Amounts, if any, have been reflected in such Capital Account) to be equal to zero; provided further that, in the event the amount of such loss exceeds the amount necessary to cause each Partner's Capital Account to equal zero, such excess loss shall be allocated among the Partners in accordance with their Percentage Interests, and in the event that there is insufficient loss to cause each Partner's Capital Account to equal zero, then an amount equal to the loss required to reduce each Partner's Capital Account to zero shall be determined tentatively for each Partner and that amount shall then be reduced for each Partner by an amount equal to the difference between the total amount of loss required to cause each Partner's Capital Account to equal zero and the actual amount of loss available for allocation to the Partners times the respective Partner's Percentage Interest in order to determine the actual amount of loss allocable to each Partner.

                  (b) NONRECOURSE DEDUCTIONS; MINIMUM GAIN CHARGEBACK. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations
Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2), (3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

                  (c) QUALIFIED INCOME OFFSET. If a Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases an Adjusted Capital Account Deficit after giving effect to the allocations in Section 5.01(b) above, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations
Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).

                  (d) CAPITAL ACCOUNT DEFICITS. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause an Adjusted Capital Account Deficit. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), items of income or gain shall be allocated to the General Partner in an amount necessary to offset the Loss previously allocated to the General Partner under this Section 5.01(d).

               (e) ALLOCATIONS BETWEEN TRANSFEROR AND TRANSFEREE. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

               (f) DEFINITION OF PROFIT AND LOSS. "Profit" and "Loss" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.01(b), 5.01(c), or 5.01(d). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority in its sole discretion to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by
Section 704(c) of the Code and Regulations Section 1.704-3, including a method that may result in a Partner receiving a disproportionately larger share of the Partnership tax depreciation deductions, and such election shall be binding on all Partners.

         5.02  DISTRIBUTION OF CASH.

               (a) The Partnership shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in accordance with their respective Percentage Interests on the Partnership Record Date (other than the proceeds from a sale or other disposition of all or substantially all of the assets of the Partnership ( in one transaction or a series of related transactions), which shall be distributed under Section 5.06); PROVIDED, HOWEVER, that if a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced in the proportion to (i) the number of days that such additional Partnership Interest is held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date. The General Partner shall use its reasonable discretion to distribute an amount of cash on a quarterly (or, at the election of the General Partner, more frequent) basis so that each Limited Partner receives under this Section 5.02, with respect to each quarter or more frequent period, a cash amount equal in value to the aggregate cash dividends that would have been payable to such Limited Partner in the event that such Limited Partner owned REIT Shares equal in number to the REIT Shares Amount during such period of the Partnership (which REIT Shares Amount shall be determined as if the Specified Redemption Date had occurred prior to the dividends paid on any REIT Shares during such period) reduced, as provided in the first sentence of this Section 5.02(a), to take into account cash distributions attributable to any Partnership Interests acquired in exchange for a Capital Contribution on any date other than a Partnership Record Date; PROVIDED, HOWEVER, that in the event that the number of Partnership Units held by the General Partner and any Limited Partner that is a Subsidiary of the General Partner is less than the number of outstanding REIT Shares of the General Partner, then all distributions of cash shall be paid first to those Limited Partners (pro rata based upon such Limited Partner's Partnership Units) that are not Subsidiaries of the General Partner until the amount distributed to such Limited Partners equals the aggregate cash dividends that would have been payable to such Limited Partners in the event that such Limited Partners owned REIT Shares equal in number to the REIT Shares Amount during such period of the Partnership. In the event that the amount of cash available to the Partnership is not sufficient to enable the Partnership to make distributions in the amounts provided in the last clause of the immediately preceding sentence, the General Partner shall make a Capital Contribution to the Partnership in an amount sufficient to allow the Partnership to so make such distributions.

                  (b) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to the Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner (the "Distributable Amount") equals or exceeds the amount required to be withheld by the Partnership (the "Withheld Amount"), the Withheld Amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner, or (ii) if the Distributable Amount is less than the Withheld Amount no amount shall be distributed to the Partner, the Distributable Amount shall be treated as a distribution of cash to such Partner, and the excess of the Withheld Amount over the Distributable Amount shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such excess to a taxing authority. A Partnership Loan may be repaid, at the election of the General Partner in its sole discretion, either (i) through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee, or (ii) at any time more than 12 months after a Partnership Loan arises, by cancellation of Partnership Units with a value equal to the unpaid balance of the Partnership Loan (including accrued interest). Any amounts treated as a Partnership Loan pursuant to this Section 5.02(b) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal (or an equivalent successor publication), or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership is deemed to extend the loan until such loan is repaid in full.

               (c) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be redeemed.

         5.03 REIT DISTRIBUTION REQUIREMENTS. The General Partner shall use its reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to pay shareholder dividends that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.

         5.04 DISTRIBUTIONS IN KIND. (a) Subject to Subsections (b) and (c) hereof, no Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

               (b) If the General Partner decides to securitize mortgage loans through the issuance of collateralized mortgage obligations, the General Partner has the right to redeem a portion of its Partnership Interest in exchange for the mortgage loans to be securitized. The portion of a Partnership Interest redeemed pursuant to this Section will be determined based on the fair market value of the mortgage loans and/or leases distributed to the General Partner. Such fair market value will be determined by the General Partner, but will be subject to the review of the Independent Directors.

               (c) The General Partner has the authority to make in-kind distributions of assets to the Partners. Any such distributions in kind shall be distributed among the Partners in the same manner as set forth in Section
5.02 or 5.06, as applicable. The General Partner shall determine the fair market value of any assets distributed in kind using such reasonable method of valuation as it may adopt.

         5.05 LIMITATIONS ON RETURN OF CAPITAL CONTRIBUTIONS. Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

         5.06 DISTRIBUTIONS UPON LIQUIDATION. Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments have been made in accordance with Section
5.01 to reflect from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets and all distributions under
Section 5.02 have been reflected. Any distributions pursuant to this Section
5.06 shall be made by the end of the Partnership's taxable year in which the liquidation occurs

(or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

         5.07 SUBSTANTIAL ECONOMIC EFFECT. It is the intent of the Partners that the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

         5.08 ALLOCATIONS TO REFLECT ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS. In the event that the Partnership issues additional Partnership Interests under Section 4.02, the General Partner is authorized to make such revisions to the provisions for allocation of Profit and Loss and distribution of cash and other assets set forth above in this Article V as it determines are necessary to reflect the issuance of such additional Partnership Interests.

                                   ARTICLE VI

                            RIGHTS, OBLIGATIONS AND
                         POWERS OF THE GENERAL PARTNER

         6.01  MANAGEMENT OF THE PARTNERSHIP.

               (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner shall have full power and authority to do all things and perform all acts specified in this Agreement or otherwise deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all Partnership powers set forth in Section 3.02 hereof and to effectuate the Partnership purposes set forth in Section 3.01 hereof, including, without limitation, to take the following actions on behalf of the Partnership:

                    (i) to acquire, purchase, own, operate, improve, alter, demolish, lease, exchange and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership

                    (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

                    (iii) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

                    (iv) to borrow or lend money for the Partnership (including, without limitation, to prepay loans and borrow money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner elects to qualify as a REIT) to avoid the payment of any federal income tax (including for this purpose any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders sufficient to permit the General Partner to maintain REIT status), issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                    (v) to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement,

                    (vi) to guarantee or become a comaker of indebtedness of the General Partner or any Affiliate thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                    (vii) to hold, manage, invest and reinvest cash and other assets of the Partnership and use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

                    (viii) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                    (ix) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets;

                    (x) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                    (xi) to make or revoke any election permitted or required of the Partnership by any taxing authority;

                    (xii) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

                    (xiii) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

                    (xiv) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, (including, without limitation, employees having titles such as "president," "vice president," "secretary," and "treasurer" of the partnership or any division thereof) and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

                    (xv) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                    (xvi) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                    (xvii) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

                    (xviii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

                    (xix) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time), and to exercise, directly or indirectly through any attorney-in-fact acting under a general or limited power of attorney, any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                    (xx) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose; and

                    (xxi) to merge, consolidate or combine the Partnership with or into another person (to the extent permitted by applicable law);

                    (xxii) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

                    (xxiii) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

               (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

         6.02 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

         6.03   INDEMNIFICATION AND EXCULPATION OF INDEMNITEES.

               (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 6.03 in favor of any Indemnitee having or potentially having liability for any such indebtedness.

                    (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

                    (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                    (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                    (f) In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                    (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

               (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 6.03 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 6.03 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         6.04  LIABILITY OF THE GENERAL PARTNER.

               (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

               (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner and the General Partner's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the General Partner on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the General Partner or the Limited Partners; PROVIDED, HOWEVER, that for so long as the General Partner owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either the shareholders of the General Partner or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, PROVIDED that the General Partner has acted in good faith.

               (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

               (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

               (e) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

         6.05  REIMBURSEMENT OF GENERAL PARTNER.

               (a) Except as provided in this Section 6.05 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

               (b) In addition to the expenses that are directly attributable to the Partnership, the REIT Expenses and Administrative Expenses shall be obligations of the Partnership, and the Partnership shall pay the REIT Expenses and Administrative Expenses. If the General Partner pays any REIT Expenses or Administrative Expenses, the General Partner shall be reimbursed by the Partnership therefor.

         6.06 OUTSIDE ACTIVITIES. The Partners and any officer, director, employee, agent, trustee, Affiliate, Subsidiary, or shareholder of any Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

         6.07  EMPLOYMENT OR RETENTION OF AFFILIATES.

               (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

               (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

               (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

               (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

         6.08 GENERAL PARTNER PARTICIPATION. The General Partner agrees that all business activities of the General Partner shall generally be conducted through the Partnership or one or more Subsidiary Partnerships, unless otherwise determined by the Independent Directors.

         6.09 TITLE TO PARTNERSHIP ASSETS. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         6.10 MISCELLANEOUS. In the event the General Partner redeems any REIT Shares, then the General Partner shall cause the Partnership to purchase from the General Partner a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that the General Partner exchanged such REIT Shares. Moreover, if the General Partner makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner to acquire an equal number of Partnership Units held by the General Partner. In the event any REIT Shares are exchanged by the General Partner pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.


                                  ARTICLE VII

                           CHANGES IN GENERAL PARTNER

         7.01  TRANSFER OF THE GENERAL PARTNER'S PARTNERSHIP INTEREST.

               (a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in or in connection with a transaction contemplated by Section 7.01
(b), (c) or (d).

               (b) Except as otherwise provided in Section 6.04(b) or Section 7.01(d) or (e) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, (other than in connection with a change in the General Partner's state of incorporation or organizational form) in each case which results in a change of control of the General Partner (a "Transaction"), unless:

                    (i) the consent of Limited Partners (other than the General Partner or any Subsidiary) holding more than 50% of the Percentage Interests of the Limited Partners (other than those held by the General Partner or any Subsidiary) is obtained;

                    (ii) as a result of such Transaction all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, PROVIDED THAT if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (A) exercised its Redemption Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer; or

                    (iii) the General Partner is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive an amount of cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares.

               (c) Notwithstanding Section 7.01(b), the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Surviving General Partner"), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving General Partner in good faith and (ii) the Surviving General Partner expressly agrees to assume all obligations of the General Partner hereunder. Upon such contribution and assumption, the Surviving General Partner shall have the right and duty to amend this Agreement as set forth in this Section 7.01(c). The Surviving General Partner shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and to which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Surviving General Partner also shall in good faith modify the definition of REIT Shares and make such amendments to Section
8.05 hereof so as to approximate the existing rights and obligations set forth in Section 8.05 as closely as reasonably possible. The above provisions of this
Section 7.01(c) shall similarly apply to successive mergers or consolidations permitted hereunder.

               In respect of any transaction described in the preceding Paragraph, the General Partner is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, PROVIDED such efforts are consistent with the exercise of the Board of Directors' fiduciary duties to the shareholders of the General Partner under applicable law.

               (d)  Notwithstanding Section 7.01(b),

                    (i) a General Partner may transfer all or any portion of its General Partnership Interest to (A) a wholly-owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and the General Partner may engage in a transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

         7.02 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

               (a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by
Section 2.05 hereof in connection with such admission shall have been performed;

               (b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

               (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

         7.03 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER.

               (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. Notwithstanding anything to the contrary contained in this Section 7.03(a) or in Sections 7.03(b) and 7.04(a) below, the merger of the General Partner with or into any entity in accordance with Section 7.01(b), (c) or (d) hereof, and the admission of such entity as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner for purposes of this
Section 7.03(a) or for purposes of Sections 7.03(b) and 7.04(a) below.

               (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to
Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

         7.04  REMOVAL OF A GENERAL PARTNER.

               (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; PROVIDED, HOWEVER, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause.

               (b)  If a General Partner has been removed pursuant to this
Section 7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section
7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; PROVIDED, HOWEVER, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

               (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; PROVIDED, HOWEVER, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).

               (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.


                                  ARTICLE VIII

                             RIGHTS AND OBLIGATIONS
                            OF THE LIMITED PARTNERS

         8.01 MANAGEMENT OF THE PARTNERSHIP. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

         8.02  POWER OF ATTORNEY.

         (a) Each Limited Partner hereby constitutes and appoints the General Partner and its authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

               (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, the Agreement and the Certificate and all amendments to restatements thereof) that the General Partner deems appropriate or necessary to qualify or continue the existence or qualification of the Partnership as a limited partnership in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with the terms; (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating tot he admission, withdrawal, removal or substitution of any Partner pursuant tot he terms of this Agreement or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

               (ii) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

         (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Bankruptcy, death, dissolution or legal incapacity of any Limited Partner and the transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, successors, assigns and personal representatives. Each such Limited Partner hereby agrees to be bound by any representation made by the General partner, acting in good faith pursuant to such power of attorney, and each such Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner shall execute and deliver to the General Partner, within fifteen (15) days after receipt of the General partner's request therefor, such further designations, powers of attorney and other instruments as the General Partner deems necessary to effectuate this Agreement and the purposes of the Partnership.

         (c) Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 11 hereof or as may be otherwise expressly provided for in this Agreement.

         8.03 LIMITATION ON LIABILITY OF LIMITED PARTNERS. No Limited Partner in its capacity as such shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

         8.04  REDEMPTION RIGHT.

               (a)  Subject to Sections 8.05(b), 8.05(c), 8.05(d) and 8.05(e)
and the provisions of any agreements between the Partnership and one or more Limited Partners with respect to Partnership Units held by them, on or after the date which is one year after the closing of the Offering, each Limited Partner, other than the General Partner, shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); PROVIDED, HOWEVER, that the Partnership shall not be obligated to satisfy such Redemption Right if the General Partner elects to purchase, and does purchase, the Partnership Units subject to the Notice of Redemption pursuant to Section 8.05(b); and PROVIDED, FURTHER, that no Limited Partner may deliver more than two Notices of Redemption during each calendar year. A Limited Partner may not exercise the Redemption Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Redemption Date.

               (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the General Partner shall acquire for the Cash Amount or the REIT Shares Amount, as determined by the General Partner (as set forth above), the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this
Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five business days after the receipt by the General Partner of such Notice of Redemption. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.05(b), the General Partner shall have no obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner shall exercise its right to purchase, and does purchase, Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

               (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), to the extent the delivery of REIT Shares to such Partner on the Specified Redemption Date by the General Partner pursuant to Section 8.05(b) (regardless of whether or not the General Partner would in fact exercise its rights under Section 8.05(b)) would [(i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the Ownership Limit (as defined in the Charter) and calculated in accordance therewith, except as provided in the Charter, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), (iii) result in the General Partner being "closely held" within the meaning of Section 856(h) of the Code, (iv) cause the General Partner to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner's, the Partnership's, or a Subsidiary Partnership's, real property, within the meaning of Section 856(d)(2)(B) of the Code, or (v) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act, the Partnership may elect in its sole and absolute discretion to either (i) pay (or, to the extent the General Partner has elected to exercise its rights under Section 8.04(b), permit the General Partner to elect to pay) the Cash Amount to the Redeeming Partner, or (ii) refuse, in whole or in part, to accept the Notice of Redemption.

               (d) Any REIT Shares Amounts to be paid to a Redeeming Partner pursuant to this Section 8.04 shall be paid on the Specified Redemption Date. Any Cash Amount to be paid to a Redeeming Partner by the Partnership or the General Partner pursuant to this Section 8.04 shall be paid on the Specified Redemption Date; PROVIDED, HOWEVER, that, if the Cash Amount is to be paid, the General Partner, on its own behalf or on behalf of the Partnership, may elect to cause the Specified Redemption Date to be delayed by providing notice to the Redeeming Partner. If the General Partner elects to cause the Specified Redemption Date to be delayed, the General Partner agrees to use its commercially reasonable best efforts to cause the closing of the acquisition of redeemed Partnership Units hereunder to occur as quickly as reasonably possible.

               (e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" under section 7704 of the Code.


                                   ARTICLE IX

                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

         9.01  PURCHASE FOR INVESTMENT.

               (a) Each Limited Partner represents and warrants that its Limited Partnership Interest is being acquired for its own account and not with a view to the distribution or other sale thereof, except in a transaction which is exempt from registration under the Securities Act or registered thereunder. Such Limited Partner further represents and warrants to the Partnership and the other Partners as follows:

                    (i) If such Limited Partner is a corporation, partnership, limited liability company or a Massachusetts business trust or similar business trust, it has not been formed for the specific purpose of acquiring the Limited Partnership Interest, and has total assets in excess of Five Million Dollars ($5,000,000);

                    (ii) If such limited Partner is an individual, he or she had an individual income in excess of $200,000 in each of the two most recent tax years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching at least the same income level in the current year.

                    (iii) Such Limited Partner is a sophisticated investor with the capacity to protect its own interests in investments of this nature, and is capable of evaluating the merits and risks of an investment in the Limited Partnership Interest;

                    (iv) Such Limited Partner has had an opportunity to ask questions and receive answers concerning the investment in the Limited Partnership Interest, and has all of the information deemed by it to be necessary or appropriate to evaluate the investment in the Limited Partnership Interest and the risks and merits thereof;

                    (v)      Such Limited Partner is aware of the following:

                             (1)   An investment in the Limited Partnership
Interest in speculative, with no assurance of any income therefrom;

                             (2)   No federal or state agency has made any
finding or determination as tot he fairness of the acquisition, or any recommendation or endorsement of such acquisition;

                             (3)   Transferability of the Limited Partnership
Interest is restricted and, accordingly, it may not be possible for such Limited Partner to liquidate the Limited Partnership Interest in case of emergency; and

                             (4)   With respect to the tax aspects of an
investment in the Limited Partnership Interest, such Limited Partner in making this acquisition is not relying to any degree upon the advice of the General Partner or the Partnership, or any person affiliated therewith, but rather solely upon its own legal, financial and tax advisors.

               (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and Section 12.10 hereof.

         9.02  RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

               (a) Subject to the provisions of 9.02(b) through (i), no Limited Partner may offer, sell, assign, or otherwise transfer all or any portion of his Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the written consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void AB INITIO and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith. A Transfer shall not include any pledge, grant of a security interest in, or other hypothecation of all or any portion of a Limited Partnership Interest.

               (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or clause (c) below or a Transfer pursuant to
9.05 below) of all of his Limited Partnership Interest pursuant to this Article IX or pursuant to a redemption of all of his Partnership Units pursuant to
8.04. Upon the permitted Transfer or redemption of all of a Limited Partner's Limited Partnership Interest, such Limited Partner shall cease to be a Limited Partner.

               (c) Subject to 9.02(d), (e), (f) and (g) below, a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of his Partnership Interests to (i) a spouse, a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation, a general partnership, a limited partnership, or a limited liability company controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.

               (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

               (e) No Transfer by a Limited Partner of its Limited Partnership Interest, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the
Code) or would result in a termination of the Partnership for federal income tax purposes, (ii) in the opinion of legal counsel for the Partnership, the Transfer would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, (iii) such Transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code, or (iv) such Transfer would cause the Partnership to have more than 100 Partners (including as Partners, to the extent required under Regulations
Section 1.7704-1(h)(3), those Persons indirectly owning an interest in the Partnership through a partnership, limited liability company, "S" corporation, or a grantor trust).

               (f) No Transfer, pledge, grant of a security interest in, or other hypothecation of any Limited Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, PROVIDED THAT, as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

               (g) No Transfer by a Limited Partner of its Limited Partnership Interest may be made (i) to any Person who lacks the legal right, power or capacity to own a Partnership Interest, (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a lien against an asset of the Partnership, (iii) in violation of applicable law, or (iv) if such transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor regulations section 2510.2-101.

               (h) Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

               (i)  Prior to the consummation of any Transfer under this
Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

         9.03  ADMISSION OF SUBSTITUTE LIMITED PARTNER.

               (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the written consent of the General Partner and upon the satisfactory completion of the following:

                    (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised EXHIBIT A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

                    (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

                    (iii) The assignee shall have delivered a letter containing the representation set forth in Sections 9.01(a) and 12.10 hereof and the agreement set forth in Section 9.01(b) hereof.

                    (iv) If the assignee is a corporation, partnership, limited liability company, trust, or other entity, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

                    (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

                    (vi) The assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

                    (vii) The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

               (b) For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in
Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

               (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

         9.04  RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.

               (a) Subject to the provisions of Sections 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

               (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this
Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

         9.05 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death or termination of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

         9.06 JOINT OWNERSHIP OF INTERESTS. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, PROVIDED that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; PROVIDED, HOWEVER, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners.

         Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.


                                   ARTICLE X

                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

         10.01 BOOKS AND RECORDS. At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto,
(c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours. Notwithstanding the foregoing, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership, or (ii) the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

         10.02  CUSTODY OF PARTNERSHIP FUNDS; BANK ACCOUNTS.

                (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

                (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

         10.03 FISCAL AND TAXABLE YEAR. The fiscal and taxable year of the Partnership shall be the calendar year.

         10.04 ANNUAL TAX INFORMATION AND REPORT. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

         10.05  TAX MATTERS PARTNER; TAX ELECTIONS; SPECIAL BASIS ADJUSTMENTS.

                (a) The General Partner shall be the "tax matters partner" of the Partnership within the meaning of Section 6231(a)(7) of the Code. The tax matters partner is authorized, but not required:

                     (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

                     (ii)   in the event that a notice of a final
administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United

States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                     (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                     (iv) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                     (v) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                     (vi) to take any other action on behalf of the partners of the Partnership in connection with any tax audit or judicial review proceeding tot he extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of Indemnitees set forth in Section 6.03 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

                (b) The tax matters partner shall have the right to retain professional assistance to assist it in discharging its duties hereunder. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership.

                (c) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

                (d) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

         10.06  REPORTS TO LIMITED PARTNERS.

                (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

                (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.


                                   ARTICLE XI

                             AMENDMENT OF AGREEMENT

         The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect or merge or consolidate the Partnership with or into any other partnership or business entity (as defined in Section 17-211 of the Act) in a transaction pursuant to Section 7.01(b), (c) or (d) hereof; PROVIDED, HOWEVER, that the following amendments shall require the consent of Limited Partners (other than the General Partner and any Limited Partner that is a Subsidiary of the General Partner) holding more that two-thirds of the Partnership Units held by such Limited Partners:

                (a) any amendment affecting the operation of the Conversion Factor or the Redemption Right (except as provided in Section 8.05(e) or 7.01(c), as in effect on the date hereof) in a manner adverse to the Limited Partners;

                (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, except that the Partnership may issue additional Partnership Units or other Partnership Interests in accordance with Section 4.02 hereof;

                (c) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partners (except that the Partnership may issue additional Partnership Units or other Partnership Interests in accordance with Section 4.02 hereof;

                (d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership;

                (e)  any amendment to Sections 8.04 or Section 9.02; or

                (f)  any amendment to this Article XI.

                                  ARTICLE XII

                               GENERAL PROVISIONS

         12.01 NOTICES. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, or transmitted by overnight commercial courier to the Partners at the addresses set forth in EXHIBIT A attached hereto; PROVIDED, HOWEVER, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

         12.02 SURVIVAL OF RIGHTS. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

         12.03 ADDITIONAL DOCUMENTS. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

         12.04 SEVERABILITY. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

         12.05 ENTIRE AGREEMENT. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         12.06 PRONOUNS AND PLURALS. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         12.07 HEADINGS. The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

         12.08 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         12.09 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

         12.10 PARTNER REPRESENTATIONS AND WARRANTIES. Each Partner represents and warrants severally and not jointly, and solely on behalf of itself, to the Partnership and the other Partners as follows:

                (a) Organization. If such Partner is not a natural person, such Partner is duly formed and validly existing and is qualified to do business and in good standing in the jurisdictions in which it does business.

                (b) Due Authorization; Binding Agreement. This Agreement has been duly executed and delivered by such Partner, or an authorized representative of such Partner, and constitutes a legal, valid and binding obligation of such Partner, enforceable against such Partner in accordance with the terms hereof.

                (c) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by such partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                (d) No Conflict with Other Documents or Violation of Law. The execution of this Agreement by such Partner and such Partner's performance of the transactions contemplated herein will not violate any document, instrument, agreement, stipulation, judgment, order, or any applicable federal, state or local law, ordinance or regulation to which such Partner is a party or by which such Partner is bound.

         12.11 WAIVER. No failure by any party to insist upon the strict performances of any covenant, duty agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         12.12 PARTITION. Each Partner hereby waives any right to partition of the Partnership property.

         IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Agreement of Limited Partnership, all as of the 6th day of May 1998.

                                    GENERAL PARTNER:

                                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.



                                    By: /s/ Edward P. Nordberg, Jr.
                                       ---------------------------------------
                                    Name:   Edward P. Nordberg, Jr.
                                    Title:  Secretary, CFO and Treasurer


                                    INITIAL LIMITED PARTNER:
                                    HCFP LIMITED, INC.


                                    By: /s/ Edward P. Nordberg, Jr.
                                       ---------------------------------------
                                    Name:   Edward P. Nordberg, Jr.
                                    Title:  Secretary and CFO

                                   EXHIBIT A


                                                           Agreed
                                                          Value of
                                             Cash          Capital           Partnership    Percentage
Partner                                  Contribution    Contribution           Units        Interest
-------                                  ------------    ------------        -----------    ----------
GENERAL PARTNER:

HealthCare Financial
    Partners, Inc.                          $ 10              $ 10                10                1%
2 Wisconsin Circle
Fourth Floor
Chevy Chase, MD  20815



INITIAL LIMITED PARTNER:

HCFP Limited, Inc.                          $990              $990               990               99%
2 Wisconsin Circle
Fourth Floor
Chevy Chase, MD  20815

LIMITED PARTNERS:

------------------------
------------------------
------------------------
------------------------

                                   EXHIBIT B

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT


         In accordance with Section 8.05 of the Agreement of Limited Partnership (the "Agreement") of HCFP REIT Operating Partnership, L.P., the undersigned hereby irrevocably (i) presents for redemption ________ Partnership Units in HCFP REIT Operating Partnership, L.P. in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.05 thereof,
(ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:                     ,
      --------------------  ----

Name of Limited Partner:



                                    ------------------------------------------
                                    (Signature of Limited Partner)



                                    ------------------------------------------
                                    (Mailing Address)



                                    ------------------------------------------
                                    (City)        (State)           (Zip Code)


                                            Signature Guaranteed by:


                                    ------------------------------------------



If REIT Shares are to be issued, issue to:

Please insert social security or identifying number:

Name: